SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A
Amendment No. 1
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2006 (February 23, 2005)

M-WAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	33-45449	36-3809819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Industrial Drive, West Chicago, Illinois	60185
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630)562-5550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 23, 2005, we filed a Current Report on Form 8-K to disclose that M-Wave had acquired substantially all of the assets of Jayco Ventures Inc. In that Form 8-K, no historical or pro forma information was provided.

This Amendment No. 1 of the Current Report on Form 8-K/A provides the required historical and pro forma financial information as of December 31, 2004 and amends the Initial 8-K Report filed by M-Wave on February 23, 2005.

The unaudited pro forma condensed financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what M-Wave’s financial position or results of operations actually would have been had M-Wave completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

•	The following financial statements of Jayco Ventures, Inc. are being filed with this report as Exhibit 99.1:

•	Report of Independent Auditors’ Report;

•	Balance Sheet as of December 31, 2004;

•	Statement of Operations for the twelve months ended December 31, 2004;

•	Statement of Cash Flows for the twelve months ended December 31, 2004;

•	Statement of Stockholders’ Equity for the twelve months ended December 31, 2004; and

•	Notes to Financial Statements

(b)	Pro forma financial information

•	The following pro forma financial information is being filed with this report as Exhibit 99.2:

•	Pro Forma Condensed Balance Sheet as of December 31, 2004;

•	Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2004

•	Notes to Pro Forma Condensed Combined Financial Statements.

(c) Exhibits

Exhibit	Description

99.1	Financial Statements listed in Item 9.01 (a)

99.2	Pro Forma Financial Information listed in Item 9.01 (b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

M-WAVE, INC.
(Registrant)

By	/s/ Jim Mayer
Jim Mayer
Interim Chief Executive Officer
Dated: February 27, 2006